WRL SERIES FUND, INC.

                                ON BEHALF OF THE
                            EMERGING GROWTH PORTFOLIO


   SUPPLEMENT DATED FEBRUARY 19, 1997, TO THE PROSPECTUS DATED JANUARY 1, 1997

     THE FOLLOWING IS INSERTED ON PAGE 40 OF THE FUND'S PROSPECTUS UNDER THE HEADING "VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC." IMMEDIATELY FOLLOWING THE SECOND PARAGRAPH:

     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. ("Van Kampen") will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

     The proposed transaction may be deemed to cause an assignment, within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, of the Sub-Advisory Agreement between Van Kampen and WRL Investment Management, Inc. ("WRL Management") dated January 1, 1997. The completion of the transaction is contingent upon, among other things and subject to certain de minimis exceptions, the approval of both the Board of Directors of the Fund and the shareholders of the Portfolio of the Fund of a new Sub-Advisory Agreement between Van Kampen and WRL Management. Management of the Fund currently anticipates recommending to the Fund's Board of Directors that a special meeting of shareholders be called to obtain such approval and that the record date for such shareholder meeting be a date in mid-June. Management of the Fund also anticipates the terms of the new Sub-Advisory Agreement to be voted on at such meeting will be substantially identical to the terms of the current Sub-Advisory Agreement between the Sub-Adviser and WRL Management.